UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

EVOLENT HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in EVOLENT HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2021. Vote Virtually at the Meeting* June 10, 2021 10:00 a.m., Eastern Time Virtually at: https://web.lumiagm.com/209916247 (password: evolent2021) *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 Your Vote Counts! EVOLENT HEALTH, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # D53463-P52121 Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 159847-002€€€€€€€€€ 29Apr2021 10:04 €€€€ QTA€ €€€€€ Page 5

EVOLENT HEALTH, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com D53464-P52121 3. Election of Class III Directors: 1. Proposal to approve amendments to the Company’s Restated Certificate of Incorporation to declassify the Board. 3a. Craig Barbarosh 2. Proposal to approve amendments to the Company’s Restated Certificate of Incorporation to eliminate supermajority voting requirements. 3b. Kim Keck 3c. Cheryl Scott 3d. Frank Williams 4. Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 5. Proposal to approve the compensation of our named executive officers for 2020 on an advisory basis. 6. Proposal to approve the Amended and Restated 2015 Omnibus Incentive Compensation Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For 159847-002€€€€€€€€€ 29Apr2021 10:04 €€€€ QTA€ €€€€€ Page 6